Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Angstrom Microsystems Corp. (the “Company”) for the quarter ended March 31, 2008 (the “Report”), the undersigned, Lalit Jain, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 16, 2008

/s/ Lalit Jain
Lalit Jain Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Angstrom Microsystems Corp. and will be retained by Angstrom Microsystems Corp. and furnished to the Securities and Exchange Commission or its staff upon request.